OAK HILL ADVISORS, L.P. 2026 PARTNER CASH COMPENSATION POOL PLAN SECTION 1 Purpose The purpose of the Oak Hill Advisors, L.P. 2026 Partner Cash Compensation Pool Plan (the “Plan”) is to attract and retain key employees and to motivate those key employees to promote the success of Oak Hill Advisors, L.P., a Delaware limited partnership (the “Company”), a subsidiary of T. Rowe Price Group, Inc. (“T. Rowe”), by permitting the Company to make annual bonus compensation payments as set forth herein. The Plan shall be effective as of the Effective Date (as defined in Section 9 of the Plan). SECTION 2 Definitions For purposes of the Plan, capitalized terms used herein that are not otherwise defined shall have the meanings set forth below: “Annual Base Rate Schedule” will mean the written schedule delivered to each Participant reflecting such Participant’s Base Rate for one or more Performance Periods, in the form attached hereto as Exhibit A. “Base Rate” means the base contractual percentage of the OHA Partner Cash Compensation Pool awarded to a Participant for a Performance Period as determined pursuant to and in accordance with Section 5(c) of this Plan. For the avoidance of doubt, a Participant’s Base Rate will include such Participant’s annual salary for the applicable Performance Period. “Base Rate Amount” means the Participant’s annual bonus compensation payable to a Participant under the Plan, calculated by multiplying their Base Rate (or adjusted Base Rate, as adjusted in accordance with the terms of the Plan) by the OHA Partner Cash Compensation Pool less such Participant’s annual salary for such Performance Period. “Board” means the Board of Directors of T. Rowe, or any successor thereto. “Change in Control” shall mean, with respect to T. Rowe, the meaning set forth in the T. Rowe Price Group, Inc. 2020 Long-Term Incentive Plan, as may be amended from time to time in accordance with its terms. Notwithstanding the foregoing, an event described in such Long-Term Incentive Plan shall be a Change in Control with respect to the payment of any amount payable under the Plan that constitutes a “nonqualified deferred compensation plan” within the meaning of Code Section 409A (as defined below) only if the event is also a change in the ownership or effective control of T. Rowe or a change in the ownership of a substantial portion of the assets of T. Rowe within the meaning of Code Section 409A to the extent necessary to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Code Section 409A. “Company Change in Control” shall mean with respect to the Company, the consummation of the first transaction following the Effective Date, whether in a single transaction or in a series of related transactions, with any Person or group of related or unrelated Persons, directly or indirectly, (a) acquire (whether by merger, stock purchase, recapitalization, reorganization, redemption, issuance of capital stock or otherwise) a majority of the outstanding voting securities of the Company from the existing equity holders as of the

Effective Date or (b) acquire assets constituting all or substantially all (measured by value) of the assets of the Company and its subsidiaries on a consolidated basis; provided that a merger, consolidation or other reorganization involving only the Company and/or T. Rowe or any of their respective Affiliates shall not be deemed a Company Change in Control. Notwithstanding the foregoing, an event described above shall be a Company Change in Control with respect to payment of any amount payable under the Plan that constitutes a “nonqualified deferred compensation plan” within the meaning of Code Section 409A only if the event is also a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A to the extent necessary to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Code Section 409A. “Committee” means the Executive Compensation and Management Development Committee of the Board; provided, however, that if the OHA CEO is not an executive officer of T. Rowe and no other Participant is an executive officer of T. Rowe, then each reference in this Plan to the Committee shall be deemed to refer to T. Rowe’s Management Compensation and Development Committee. “Deferral” means the deferral of the Deferral Percentage (as set forth on Schedule I hereto, as may be amended from time to time). “Determination Date” means (i) on or prior to April 30, 2026 with respect to the 2027–2030 Performance Periods, and (ii) beginning with the 2031 Performance Period, March 31st of the applicable Performance Period; provided, however, that with respect to any Participant that begins employment with the Company on a date following the Determination Date otherwise applicable to a Performance Period, the “Determination Date” applicable to such Participant with respect to such Performance Period shall be as determined by the OHA CEO or, in the event that such Participant is the OHA CEO, by the Committee, and any amounts described hereunder with respect to such Participant for any such Performance Period may be prorated accordingly. “Holdback” means the portion of the projected OHA Partner Cash Compensation Pool that is not allocated to Participants as Base Rates, which is reserved for allocation at the end of such Performance Period as end- of-year Base Rate adjustments in the OHA CEO’s discretion pursuant to and in accordance with Section 5(c) of this Plan. “LTIP” means (i) the T. Rowe Price Group, Inc. 2020 Long-Term Incentive Plan, as may be amended from time to time in accordance with its terms, or (ii) any long-term incentive equity plan adopted by T. Rowe in the future. “OHA CEO” means the then current Chief Executive Officer of the Company, or any successor to such role. “OHA Partner Cash Compensation Pool” means the cash compensation pool as determined pursuant to and in accordance with Section 4(a) of this Plan. “Oversight Committee” means the committee consisting of the Chief Executive Officer, Chief Financial Officer and Head of Human Resources of T. Rowe, or the individual serving in each such role based on duties and responsibilities, if not title, or each respective individual’s authorized designee.

“Participant” will mean, for each Performance Period, (i) each partner of the Company who has been selected by the OHA CEO to participate in the Plan and executes an Annual Base Rate Schedule and (ii) each partner of the Company who is eligible to participate in the Supplemental Compensation Pool. “Performance Period” will mean each calendar year during which the Plan is in effect until the Plan is terminated pursuant to and in accordance with Section 7 of this Plan. “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof. “Supplemental Compensation Pool” means the cash compensation pool established under this Plan for each year with respect to the 2027–2030 Performance Periods, pursuant to and in accordance with Section 4(b) and Schedule II of this Plan. “Transaction” means the transactions consummated under that certain Transaction Agreement, dated as of October 28, 2021, by and among T. Rowe, the Company and the other parties thereto. SECTION 3 Administration The OHA CEO will administer the Plan and will have authority to interpret the Plan, to establish rules and regulations relating to the operation of the Plan, and to make all determinations and take all other actions necessary or appropriate for the proper administration of the Plan except with respect to those specific provisions of the Plan that expressly require Committee approval or oversight by the Oversight Committee, each as set forth in the applicable sections of this Plan. The OHA CEO’s interpretation of the Plan, and all actions taken within the scope of the authority of the OHA CEO, the Committee or the Oversight Committee, as applicable, will be final and binding on the Company, T. Rowe, Participants, former Participants, and their respective successors and assigns. SECTION 4 Determination of the OHA Partner Cash Compensation Pool; Determination of the Supplemental Compensation Pool (a) The OHA Partner Cash Compensation Pool will be equal to the residual after paying the non- partner employees of the Company from the OHA Cash Compensation Pool (as defined in Schedule I hereto), and which shall be allocated as determined in the discretion of the OHA CEO. For the sake of clarity, the OHA Partner Cash Compensation Pool includes salaries paid to Participants and current year performance fees structured as carried interest (“Current Year Carried Interest”), but excludes sign- on/buyout bonus amounts or severance which are deducted from the OHA Cash Compensation Pool (i.e., prior to calculation of the OHA Partner Cash Compensation Pool). (b) The Supplemental Compensation Pool will be funded by T. Rowe on an annual basis and allocated to applicable Participants at the end of each of the 2027, 2028, 2029 and 2030 Performance Periods, in each case pursuant to and in accordance with Schedule II. For the avoidance of doubt, amounts funded by T. Rowe toward the Supplemental Compensation Pool are in addition to (and not counted against) the OHA Compensation Pool or the OHA Partner Cash Compensation Pool.

SECTION 5 Determination of Base Rates for the OHA Partner Cash Compensation Pool (a) On or prior to the Determination Date applicable to each Performance Period, the Base Rate applicable to each Participant shall be determined (i) with respect to the OHA CEO, by the Committee and (ii) with respect to each other Participant, by the OHA CEO, subject to oversight by the Oversight Committee. The OHA CEO will provide each Participant’s Base Rate to T. Rowe. The Base Rate as determined on any Determination Date may not be decreased by more than the Periodic Decrease Limitation (as defined in Schedule I hereto). Notwithstanding anything to the contrary, the Participant’s Base Rates may be diluted to reflect new partner admissions or other transactions, and any dilution shall be borne by the Participants on a pro rata basis. (b) Following the determination of the Base Rate, the OHA CEO shall deliver an Annual Base Rate Schedule to each Participant, which must be executed by such Participant within five (5) days of receipt; provided that, the OHA CEO (or his or her designee) may extend such deadline on a case-by-case basis by up to thirty (30) days. Execution of an Annual Base Rate Schedule by a Participant, or acceptance of an award under the Supplemental Compensation Pool by an eligible Participant, shall constitute such Participant’s agreement to be bound by the terms and conditions of this Plan with respect to the applicable Performance Period(s). The aggregate Base Rates determined for the Participants as of the Determination Date may be less than 100% of the projected OHA Partner Cash Compensation Pool for the Performance Period, provided that it is intended that 100% of the projected OHA Partner Cash Compensation Pool will be paid to Participants with respect to a Performance Period following any adjustments and the allocation of any Holdback as described in Section 5(c) of this Plan. (c) Following the end of each Performance Period, the OHA CEO (i) may adjust the Base Rate applicable to any Participant for the Performance Period, subject to oversight by the Oversight Committee, provided that (A) a Participant’s Base Rate may not be decreased by more than the Year-End Decrease Limitation (as defined in Schedule I hereto), and (B) any adjustment to the OHA CEO’s Base Rate must be approved by the Committee and will be capped at the OHA CEO Base Rate Cap (as defined in Schedule I hereto); and (ii) may allocate any Holdback for such Performance Period among the Participants in the OHA CEO’s sole discretion; provided, however, that any Holdback allocated to the OHA CEO must be approved by the Committee. For the avoidance of doubt, any year-end adjustment to a Participant’s Base Rate with respect to a Performance Period shall have no impact on the Base Rate for any subsequent Performance Period. SECTION 6 Payment of Base Rate Amounts; Deferral; Payment of Supplemental Compensation Pool Award Each Participant will be eligible to receive such Participant’s Base Rate Amount for a Performance Period as determined pursuant to and in accordance with Section 5 of this Plan as follows: (a) For each Participant who was a partner of the Company prior to the Transaction, one hundred percent (100%) of such Participant’s Base Rate Amount will be paid to such Participant on or before March 15th of the calendar year immediately following the Performance Period to which such Base Rate Amount is attributable, subject to any amounts deferred pursuant to the Deferral and in accordance with Section 6(d) of this Plan and Section 6(f) of this Plan.

(b) For each Participant who became a partner of the Company at a time following the Transaction or becomes a partner of the Company following the adoption of this Plan, (i) with respect to the first Performance Period in which such partner becomes a Participant in the Plan only, twenty-five percent (25%) of such Participant’s forecasted Base Rate Amount shall be payable at a time consistent with payments to other non-partner associates (which, as of the effective date of this Plan as set forth in Section 9 of this Plan, is on or prior to December 31st of the applicable Performance Period), and the remaining seventy-five percent (75%) of such Participant’s Base Rate Amount shall be payable to such Participant on or prior to March 15th of the calendar year following such Performance Period, in each case subject to any amounts deferred pursuant to the Deferral pursuant to and in accordance with Section 6(d) of this Plan and Section 6(f) of this Plan; and (ii) beginning with the following Performance Period, one hundred percent (100%) of such Participant’s Base Rate Amount will be paid to such Participant on or before March 15th of the calendar year immediately following the Performance Period to which such Base Rate Amount is attributable, subject to any amounts deferred pursuant to the Deferral pursuant to and in accordance with Section 6(d) of this Plan and Section 6(f) of this Plan. (c) Notwithstanding anything to the contrary, a Participant must be continuously employed and in good standing through the applicable payment date in order to be eligible for the payment of any portion of the Base Rate Amount hereunder. If a Participant’s employment with the Company terminates prior to the payment date with respect to any portion of such Participant’s Base Rate Amount, no payment shall be due or payable to the Participant, unless otherwise set forth in any employment agreement or severance agreement applicable to such Participant. (d) Beginning with the 2027 Performance Period, payment of any Base Rate Amount to a Participant whose total cash compensation for the Performance Period (including annual salary and such Base Rate Amount but excluding deferred carry compensation and dividend equivalents paid pursuant to awards under the LTIP) equals or exceeds the Deferral Threshold (as defined in Schedule I hereto) for such Performance Period shall be subject to the Deferral. Any portion of a Participant’s Variable Compensation that is payable in the form of an award under the LTIP pursuant to the Deferral is expected to mirror the terms and conditions applicable to T. Rowe’s LTIP award agreements for similarly situated T. Rowe employees as in effect at the time of grant, including with respect to vesting, dividend equivalents, forfeiture, and settlement. The grant date fair value of such LTIP award shall be equal to the value of the applicable Deferral. (e) Payment of an applicable Participant’s award from the Supplemental Compensation Pool will be paid in accordance with the terms set forth on Schedule II and will be subject to the Deferral. (f) Amounts relating to Current Year Carried Interest are distributed via equity interests issued to the Participants in the applicable special purpose vehicles entitled to receive any such Current Year Carried Interest for the applicable funds and/or investment vehicles and will be distributed to the Participants at such time as the Current Year Carried Interest is distributed from the applicable funds and/or investment vehicles. SECTION 7 Amendments; Termination The Committee may amend or terminate this Plan at any time and from time to time. SECTION 8 Other Provisions

(a) Neither the establishment of this Plan, nor any action taken hereunder, will be construed as giving any Participant any right to be retained in the employ of the Company or T. Rowe. Nothing contained in this Plan will limit the ability of the Company or T. Rowe to make payments or awards to Participants under any other plan, agreement, or arrangement. (b) The rights and benefits of a Participant hereunder are personal to the Participant and, except for payments made following a Participant’s death or disability, will not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer, encumbrance, attachment, garnishment or other disposition. (c) The Company and/or T. Rowe will have the right to deduct from the amount of any Base Rate and any portion of the Supplemental Compensation Pool, in each case, paid or payable any taxes or other amounts required to be withheld by law. The Plan is intended to be exempt from the requirements of Internal Revenue Code Section 409A (“Code Section 409A”). To the extent that the Plan is not exempt from the requirements of Code Section 409A, the Plan is intended to comply with the requirements of Code Section 409A and shall be limited, construed and interpreted in accordance with such intent provided that in no event shall the Company, T. Rowe or any other Person be for any additional tax, interest or penalty that may be imposed on any Participant by Code Section 409A or damages for failing to comply with Code Section 409A. (d) Nothing contained in the Plan will be construed to prevent the Company, T. Rowe or any of their respective subsidiaries from taking any corporate action which is deemed by it or them to be appropriate or in its or their best interest, whether or not such action would have an adverse effect on any Base Rates under the Plan and no employee, beneficiary or other person will have any claim against the Company, T. Rowe or any of their respective subsidiaries as a result of any such action. Notwithstanding the foregoing, in the event of a Change in Control or Company Change in Control (each, a “CoC Event”), T. Rowe will ensure that, in each case, either (i) the successor company following such CoC Event assumes all of the terms and obligations of the Plan (including the Supplemental Compensation Pool) or (ii) that new rights substituted for Participant entitlements hereunder are in comparable form, as determined by the Board in good faith. (e) All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan will be determined in accordance with the laws of the State of Delaware without regard to principles of conflict of laws. (f) No member of the Committee, the Board or the Oversight Committee and no officer, employee or agent of the Company or T. Rowe will be liable for any act or action hereunder, whether of commission or omission, taken by any other member, or by any officer, agent, or employee, or, except in circumstances involving bad faith, for anything done or omitted to be done in the administration of the Plan. T. Rowe shall indemnify and hold harmless the Company and the OHA CEO to the extent such person has not acted in circumstances involving bad faith, for anything done or omitted to be done in the administration of the Plan. SECTION 9 Effective Date The Plan will be effective as of April 21, 2026 (the “Effective Date”), and will continue until terminated pursuant to and in accordance with Section 7 of this Plan.

EXHIBIT A A-1 OAK HILL ADVISORS, L.P. 2026 PARTNER CASH COMPENSATION POOL PLAN ANNUAL BASE RATE SCHEDULE [Insert Name of Participant] [Insert Address] [Insert City, State, Zip Code] Dear [Insert Name of Participant]: The purpose of this schedule (this “Annual Base Rate Schedule”) is to memorialize your Base Rate [for the year 20XX][for the years 2027, 2028, 2029 and 2030 (the “Initial Performance Period”)] under the Oak Hill Advisors, L.P. 2026 Partner Cash Compensation Pool Plan (the “Plan”) with respect to the [20XX] [Initial] Performance Period. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto under the Plan. Participant Name Base Rate [•] [•]% Notwithstanding the Base Rate set forth herein, you acknowledge and agree that (a) your Base Rate may be adjusted as set forth in the Plan and (b) you must be continuously employed and in good standing through the applicable payment date in order to be eligible for the payment of any portion of the Base Rate Amount (as further set forth in the Plan). If and to the extent that this Annual Base Rate Schedule conflicts or is inconsistent with the terms and conditions of the Plan, the Plan shall govern and control. The Plan and this Annual Base Rate Schedule contain the entire understanding between you and the Company and its Affiliates with respect to the subject matter hereof and supersede and cancel any and all prior or contemporaneous agreements between you and the Company and its Affiliates with respect thereto. [Signature Page Follows]

A-1 SIGNATURE PAGE TO ANNUAL BASE RATE SCHEDULE OAK HILL ADVISORS, L.P. By: Name: Title: ACKNOWLEDGEMENT I hereby acknowledge that (i) I have received and reviewed a copy of the Plan, and (ii) this Annual Base Rate Schedule and my participation in the Plan are subject in all respects to the terms and conditions of the Plan. Dated: , 20 Participant’s Signature